SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

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                         Date of Report: April 22, 2003

                               NEWTECH BRAKE CORP.
               (Exact Name of Registrant as Specified in Charter)



         DELAWARE                     0-26949                   11-3500919
         --------                     -------                   ----------
(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)



   779 INDUSTRIAL BOULEVARD, BLAINVILLE, QUEBEC                  J7C 3V3
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     (Address of principal executive offices)                   (Zip code)



Registrant's telephone number, including area code:  (450) 434-6432
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ITEM 7.  FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         99.1 Press Release of NewTech Brake Corp., a Delaware corporation ("NEWTECH BRAKE") issued on April 22, 2003.


ITEM 9.  REGULATION FD DISCLOSURE

         On April 22, 2003, NewTech Brake issued a press release with respect to the establishment of an assembly plant in China for NewTech Brake's full contact disc brake. The press release is attached hereto as Exhibit 99.1.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NEWTECH BRAKE CORP.



Date:  April 23, 2003               By:    /s/ Yvon Rancourt
                                       -----------------------------------------
                                    Name:  Yvon Rancourt
                                    Its:   President, Chief Operating Officer,
                                           Chief Executive Officer and
                                           Chairman of the Board

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

                                  EXHIBIT 99.1
                                  ------------


Press Release                           Source: NewTech Group International Inc.

  NEWTECH ESTABLISH ITS ASSEMBLY PLANT FOR THE FULL CONTACT DISC BRAKE IN CHINA

Monday April 21, 10:05 am ET

     BLAINVILLE, Quebec, April 21 /PRNewswire-FirstCall/ - NewTech Brake Corp. (OTC BB: NWTB) a subsidiary of NewTech Group International, Inc., announced today the creation of a wholly-owned subsidiary in Suzhou, China, NewTech Brake (China) Co. Ltd. Subject to approval by the Chinese authorities, the company's brake assembly plant will assemble the NewTech brake for the Heavy Duty Market. It will supply clients in China and in North America later this year.

     In support of this facility, Dr. Hua Yu, Ph.D. in Mechanic, has been appointed General Plant Manager. He will be responsible to set up the structure as soon as possible. "My long experience working for NewTech along with my knowledge of the Chinese culture will facilitate the implementation of the organization", stated Mr. Yu.

     The assembly plant, based on the JIT (just in time) approach, is planned to reach a capacity of 1.2 million brake systems per year.

     NewTech Chairman, Mr. Yvon Rancourt stated, "This opportunity will enable NewTech to accelerate the introduction of our full contact brake in different markets. We have identified many Chinese suppliers who are certified QS-9000 and ISO-9000 and can supply components to our quality standards".


ABOUT DR. HUA YU

     Dr. Hua Yu, age 45, is an experienced aircraft/automobile engineer with a track record of accomplishments in aircraft and automobile companies located in various countries including XAC in China, AIM Aviation Corp in Britain and NewTech in Canada. Dr. Hua Yu received his BSc of solid mechanics and Twin BSc in Engineering Management both from Beijing University of Aeronautics and Astronautics, China. He received his Ph.D. in Mechanic from Bristol University in England.


ABOUT NEWTECH BRAKE CORP.

     The mission of NewTech Brake Corp. is to identify and develop opportunities to provide an advanced generation of safer, more efficient and cost-effective full contact disc brakes and related components to the North American and European heavy vehicle market.


FORWARD-LOOKING STATEMENTS.

     This release contains statements that constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and
Section 21E of the Securities Act of 1934, as amended. These statements appear in a number of places in this release and include all statements that are not statements of historical fact regarding the intent, belief or current expectations of the Company, its directors or its officers with respect to, among other things: (i) the Company's financing plans; (ii) trends affecting the Company's financial condition or results of operations; (iii) the Company's growth strategy and operating strategy; and (iv) the declaration and payment of dividends. The words "may", "would", "will", expect", "estimate", "anticipate", "believe", "intend", and similar expressions and variations thereof are intended to identify forward-looking statements. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, many of which are beyond the Company's ability to control and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors.